Offerings - Offering: 1	Feb. 20, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations under the Moody's Corporation Deferred Compensation Plan (the "Plan")
Amount Registered	75,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 75,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 10,357.5
Offering Note
(1)    The “Amount Registered” represents $75,000,000 of unfunded and unsecured obligations of Moody’s Corporation to pay deferred compensation in the future in accordance with the terms of the Plan. The “Maximum Aggregate Offering Price” is estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) of the Securities Act of 1933, as amended, based upon an estimate of the amount of compensation participants may defer under the Plan.